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                                                                  EXHIBIT (23)-2


                      CONSENT OF INDEPENDENT ACCOUNTANTS


         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 pertaining to the MedPartners Incentive Compensation Plan of our report dated January 24, 1996, except as to the third paragraph of Note 14, which is dated as of March 19, 1996, which appears on page F-29 of Amendment No. 1 to Form S-4, Registration Statement (Registration No. 333-09767).


PRICE WATERHOUSE LLP



Chicago, Illinois
September 6, 1996